SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     JANUARY 16, 1998
                                                 -----------------------


                              CHS ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               0-24244                                    65-0263022
  (Commission File Number)                     (IRS Employer Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33122
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (305) 716-8273

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On January 21, 1998, CHS Electronics, Inc. ("Registrant") issued a press release announcing the decision of its Board of Directors to adopt a Preferred Stock Purchase Rights Agreement.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

4.1 Form of Common Stock Purchase Rights Agreement, dated as of January 16, 1998, between the Company and Interwest Transfer Company.(1)

99 Press release, dated January 21, 1998, announcing the Registrant's adoption of a Common Stock Purchase Rights Agreement.(2)

================================================================================
(1) Incorporated by reference to the same exhibit number filed as part of the Registrant's Registration Statement on Form 8-A, filed on January 21, 1998.

(2)      Filed herewith.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CHS ELECTRONICS, INC.

Dated:   January 20, 1998              By:  /S/ CRAIG TOLL
                                           ---------------
                                           Craig Toll, Vice President-Finance,
                                           Treasurer and Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    EXHIBIT DESCRIPTION
-------                   -------------------

99 Press release, dated January 21, 1998, announcing the Registrant's adoption of a Preferred Stock Purchase Rights Plan